Related party transactions	12 Months Ended
Mar. 25, 2023
Related Party Transactions [Abstract]
Related party transactions
14.	Related party transactions:

(a)	The Company is party to certain related party transactions. Balances related to these related parties are disclosed in the consolidated financial statements except the following:

	Fiscal Year Ended
	March 25, 2023	March 26, 2022	March 27, 2021
		(In thousands)
Expenses incurred:
Management fees to related parties (b)	—	—	—
Consultant fees to a related party (f)	205	237	209
Expense reimbursement to a related party (d)	35	36	30
Interest expense on cash advance received from controlling shareholder (c)	218	297	370
Compensation paid to a related party (e)	344	364	332
Balances:
Accounts payable to related parties	117	75	66
Interest payable on cash advance received from controlling shareholder (c)	16	15	269
Receivable from joint venture (g)	1,815	1,543	—

(b)
Effective January 1, 2016, the Company entered into a management consulting services agreement with Gestofi S.A. (“Gestofi”), all in accordance with the Company’s Code of Conduct relating to related party transactions. Under the management consulting services agreement, Gestofi provides the Company with services related to the obtaining of financing, mergers and acquisitions, international expansion projects, and such other services as the Company may request. Under the agreement, the Company paid an annual retainer of €140,000 (approximately $202,000 in Canadian dollars). The original term of the agreement was until December 31, 2016 and the agreement was automatically extended for successive terms of one year as neither party gave a 60 days’ notice of its intention not to renew. The yearly renewal of the agreement was subject to the review and approval of the Company’s corporate governance and nominating committee and the Board of Directors in accordance with the Company’s Code of Conduct relating to related party transactions. In November 2018, the agreement was renewed on the same terms and conditions except that the retainer was reduced to €40,000 (approximately $61,000 in Canadian dollars). In March 2019, the agreement was amended to (i) waive the yearly retainer and reimburse only the out-of-pocket expenses related to the services, and (ii) allow for a success fee to be mutually agreed upon between the Company and Gestofi in the event that financing or a capital raise is achieved. This agreement has been renewed annually and was renewed in November 2022 for an additional one-year term. In fiscal 2023, 2022, and 2021, the Company incurred expenses of nil, nil, and nil respectively, under this agreement to Gestofi.

(c)
The Company has a cash advance outstanding from its controlling shareholder, Montel S.à.r.l. (“Montel”, formerly Montrovest), of USD$1.5 million (approximately $2.0 million in Canadian dollars) originally received in May 2009 from Montrovest. This cash advance was provided to the Company by Montrovest to finance working capital needs and for general corporate purposes. This advance and any interest thereon is subordinated to the indebtedness of the Company’s Credit Facility and Term Loan. This cash advance bears an annual interest rate of 11%, net of withholding taxes, representing an effective interest rate of approximately 12%, and is repayable upon demand by Montel once conditions stipulated in the Company’s Credit Facility permit such a payment. At March 25, 2023 and March 26, 2022 advances payable to the Company’s controlling shareholder amounted to USD$1.5 million (approximately $2.1 million and $1.9 million in Canadian dollars), respectively.

(d)
In accordance with the Company’s Code of Conduct related to related party transactions, in April 2011, the Company’s corporate governance and nominating committee and Board of Directors approved the reimbursement to Regaluxe Srl, of certain expenses, such as rent, communication, administrative support and analytical service costs, incurred in supporting the office of Dr. Lorenzo Rossi di Montelera, the Company’s then Chairman, and of Mr. Niccolò Rossi di Montelera, the Company’s Chairman of the Executive Committee and the Company’s current Executive Chairman of the Board, for the work performed on behalf of the Company, up to a yearly maximum of USD$260,000 (approximately $340,000 in Canadian dollars). The yearly maximum was reduced to USD$130,000 (approximately $170,000 in Canadian dollars), and in fiscal 2019 the terms were amended so that only administrative support and analytical service costs can be reimbursed. This agreement was further renewed in March 2020 on the same terms and conditions except that the expenses would be invoiced in Euros. In March 2023, the agreement was renewed for an additional one-year term on the same terms and conditions. During fiscal 2023, 2022, and 2021, the Company incurred expenses of €24,000, €24,000, and €20,000, (approximately $35,000, $35,000, and $30,000 in Canadian dollars) respectively to Regaluxe Srl under this agreement.

(e)
Effective January 1, 2017, the Company agreed to total annual compensation of €250,000 (approximately $388,000 in Canadian dollars),with Mr. Niccolò Rossi di Montelera in connection with his appointment as Executive Chairman of the Board and Chairman of the Executive Committee. As an effort to mitigate the financial impact of COVID-19, from the onset of the COVID-19 pandemic, Mr. Niccolò Rossi di Montelera agreed to a COVID-19 fee reduction of 20% for the months of April, May and June 2020, 10% for the months of July to December, and 20% for the months of January to March 2021. In fiscal 2023, 2022, and 2021, the Company incurred costs of €250,000, €250,000 and €213,000 (approximately $344,000, $364,000, and $332,000 in Canadian dollars), respectively in connection with this agreement.

(f)
On March 28, 2018, the Company’s Board of Directors approved the Company’s entry into a consulting services agreement with Carlo Coda Nunziante effective April 1, 2018. Under the agreement, Carlo Coda-Nunziante, the Company’s former Vice President, Strategy, is providing advice and assistance on the Company’s strategic planning and business strategies for a total annual fee, including reimbursement of out-of-pocket expenses of €146,801 (approximately $222,000 in Canadian dollars), net of applicable taxes. In fiscal 2023, 2022 and 2021, the Company incurred charges of €149,000, €162,000 and €135,000 (approximately $205,000, $237,000 and $209,000 in Canadian dollars), including applicable taxes, respectively. This agreement has been renewed in March 2023 for an additional one-year term upon the same terms and conditions.

(g)
On April 16, 2021, the Company entered into a joint venture with FWI LLC (FWI) to form RMBG Retail Vancouver ULC (RMBG). The Company contributed cash and certain assets and liabilities for 49% of the legal entity comprising the joint venture. Likewise, FWI contributed cash and certain assets and liabilities in exchange for its 51% share, and controls the joint venture from the date of its inception. The Company has determined that it has significant influence but not control over the legal entity controlling the joint venture and therefore has applied the equity method of accounting to account for its investment in RMBG. As at March 25, 2023, the Company had a receivable from RMBG of $1.8 million ($1.5 million as at March 26, 2022) which is presented in Accounts receivable on the balance sheet. Subsequent to year end, $1.3 million of this balance has been repaid. The receivable is reimbursed from the actual profits of the business. Dividends are only paid to the shareholders after the repayment of the shareholder’s loans. Profits will be distributed annually or as approved by the directors at their annual meetings in accordance with their respective shareholdings.